SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.   20549


                       FORM 8-K

                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 24,
1996

RESIDENTIAL ASSET SECURITIES CORPORATION (as company under a Pooling and Servicing Agreement dated as of May
1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-KS2)


     Residential Asset Securities Corporation

(Exact name of registrant as specified in its charter)

DELAWARE            33-56893         51-0362653
(State or Other
Jurisdiction      (Commission     (I.R.S. Employer
of Incorporation) File Number)  Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is
(612) 832-7000







Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          23.11.    Consent of Coopers & Lybrand L.L.P.,
independent auditors of Financial Security Assurance Inc.
with respect to Mortgage Pass-Through Certificates, Series 1996-KS2, Class A-1, Class A-2, Class A-3, Class
A-4, Class A-5, Class R-I and Class R-II.




                      SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         RESIDENTIAL ASSET
                         SECURITIES CORPORATION


                         By:
                         Name:  William E. Waldusky
                         Title: Vice President


Dated:  May 24, 1996





                      SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         RESIDENTIAL ASSET
                         SECURITIES  CORPORATION


                         By:
                         Name: William E. Waldusky
                         Title:  Vice President


Dated:  May 24, 1996


                     EXHIBIT 23.11


          CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the Prospectus Supplement of Residential Asset Securities
Corporation dated May 24, 1996 relating to Mortgage Pass-
Through Certificates, Series 1996-KS2 of our report dated
January 17, 1996 on our audits of the consolidated financial statements of Financial Security Assurance Inc.
and Subsidiaries as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts."







                                    COOPERS & LYBRAND
L.L.P.

New York, New York
May 24, 1996